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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2003


                       ECHOSTAR COMMUNICATIONS CORPORATION
               (Exact name of registrant as specified in charter)


           NEVADA                       0-26176              88-0336997
(State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)               File Number)        Identification No.)


        5701 S. SANTA FE DRIVE
           LITTLETON, COLORADO                                  80120
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:        (303) 723-1000

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

Exhibit Number                            Description
--------------                            -----------
99.1                     Press Release dated May 6, 2003 announcing financial
                         results for the fiscal quarter ended March 31, 2003

ITEM 9.  REGULATION FD DISCLOSURE

         The information furnished under this "Item 9. Regulation FD Disclosure" is provided under "Item 12. Results of Operations and Financial Condition". The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On May 6, 2003 EchoStar Communications Corporation issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.

         The press release includes the non-GAAP financial measures EBITDA and free cash flow from operations. EchoStar's management uses EBITDA as a measurement of operating efficiency and overall financial performance and believes EBITDA can be a helpful measure for evaluating companies in the multi-channel video programming distribution industry. Conceptually, EBITDA measures the amount of income generated each period that could be used to service debt, pay taxes and fund capital expenditures because EBITDA is independent of the actual leverage and capital expenditures employed by the business. It should be recognized that EBITDA does not represent cash provided or used by operating activities. Management utilizes free cash flow from operations as a measure of operating efficiency to determine the amount of cash remaining for general corporate and strategic purposes after


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funding operating activities and capital expenditures. Management believes this information is helpful to investors to determine the Company's cash available for these purposes. Free cash flow from operations for any given period may be affected by a variety of factors, including but not limited to, changes in assets and liabilities and the timing of purchases and payments. EBITDA and free cash flow from operations are supplemental non-GAAP measures and should not be considered in isolation or as substitutes for measures of performance prepared in accordance with generally accepted accounting principles.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ECHOSTAR COMMUNICATIONS CORPORATION
                                       (Registrant)

Dated: May 9, 2003                  By: /s/ Michael R. McDonnell
                                    ----------------------------
                                    Michael R. McDonnell

                                    Senior Vice President and Chief Financial
                                      Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Press Release dated May 6, 2003 announcing financial results for the fiscal quarter ended March 31, 2003.